UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2009

Date of Report (Date of earliest event reported)

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VERTICAL BRANDING, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15250 Ventura Blvd., Suite 1102

Sherman Oaks, CA 91403

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (818) 926-4900

16000 Ventura Blvd., Suite 301

Encino, CA 91436

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On October 13, 2009, Vertical Branding, Inc. (the “Company”), issued a press release announcing financial results for the quarter and six months ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.

The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 2.04

Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

An Event of Default exists under that certain Amended and Restated Note issued May 1, 2009, by the Company to Gottbetter Capital Master Ltd. (In Voluntary Liquidation, “GCM”) in the principal amount of approximately $2.26 million (the “GCM Note”). The Event of Default arises out of the Company’s failure to make certain interest and principal payments required under the GCM Note. As a result, effective September 16, 2009, according to the terms of the GCM Note, the interest rate on the GCM Note increased from 13% to 15% and GCM has the right, upon notice to the Company, to require that the Company redeem all or a portion of the GCM Note by payment of 125% of the amount redeemed plus accrued interest thereon. In addition, in the event the Company fails to cure the Event of Default on or before December 15, 2009, the exercise price of those certain warrants held by GCM to purchase up to an aggregate of 3.615 million shares of Company common stock shall be reduced to $0.025.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2009, Vertical Branding, Inc., received notice from Alan Edrick of his resignation, effective immediately, from the company’s Board of Directors.

On September 15, 2009, Vertical Branding, Inc., received notice from Nancy Duitch of her resignation, effective immediately, as the Company’s Chief Executive Officer. Ms. Duitch continues to be a director of Vertical Branding.

Item 8.01

Other Events.

On October 13, 2009, the Company issued a press release announcing certain corporate developments and summary financial results for the quarter and six months ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
99.1	Press release dated October 13, 2009 entitled “Vertical Branding, Inc. Provides Corporate Update”

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2009	VERTICAL BRANDING, INC.

	By:	/s/ VICTOR BRODSKY
Victor Brodsky
Principal Financial Officer and Secretary

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